Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$615,199,200 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2002-AR3

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Greenpoint Mortgage Funding, Inc.
Originator

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of November 1, 2002.

November 22, 2002

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------
                             $615,199,200 (approx.)
                              Washington Mutual MSC
               Mortgage Pass-Through Certificates, Series 2002-AR3
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

-----------------------------------------------------------------------------------------------------------------------
                               Expected     Credit      Certificate
                Certificate    Ratings    Enhancement    Interest     Collateral   Collateral         Certificate
Class    MLG      Size (1)     S&P/Mdy      %age (2)       Rate          Type        Index               Type
-----------------------------------------------------------------------------------------------------------------------
I-A-1     I     $ 75,000,000    AAA/Aaa      10.00%       WAC (3)       5/6-mo     6-Mo LIBOR        Group I Senior
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-X-1     I     Notional (4)    AAA/Aaa      10.00%      Fixed (4)      5/6-mo     6-Mo LIBOR    Group I Interest Only
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-A-2     I     $ 25,000,000    AAA/Aaa      10.00%       WAC (5)       5/6-mo     6-Mo LIBOR        Group I Senior
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-A-3     I     $ 85,500,000    AAA/Aaa      10.00%      Fixed (6)      5/6-mo     6-Mo LIBOR    Group I Sr. Sequential
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-A-4     I     $ 66,100,000    AAA/Aaa      10.00%      Fixed (7)      5/6-mo     6-Mo LIBOR    Group I Sr. Sequential
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-A-5     I     $ 39,300,000    AAA/Aaa      10.00%      Fixed (8)      5/6-mo     6-Mo LIBOR    Group I Sr. Sequential
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-A-6     I     $ 52,350,000    AAA/Aaa      10.00%      Fixed (9)      5/6-mo     6-Mo LIBOR    Group I Sr. Sequential
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-A-7     I     $ 65,027,500    AAA/Aaa      10.00%      Fixed (10)     5/6-mo     6-Mo LIBOR    Group I Sr. Sequential
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
I-X-2     I    Notional (10)    AAA/Aaa      10.00%       WAC (11)      5/6-mo     6-Mo LIBOR    Group I Interest Only
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
II-A-1   II     $155,550,700    AAA/Aaa      10.00%       WAC (12)      3/6-mo     6-Mo LIBOR        Group II Senior
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
II-X-1   II    Notional (12)    AAA/Aaa      10.00%      Fixed (13)     3/6-mo     6-Mo LIBOR   Group II Interest Only
                                                                        Hybrid
-----------------------------------------------------------------------------------------------------------------------
 M-1     All    $ 26,135,500    AAA/Aaa       6.10%       WAC (14)      Total      6-Mo LIBOR     Crossed Mezzanine
                                                                      Portfolio
-----------------------------------------------------------------------------------------------------------------------
 B-1     All    $ 12,087,600    AA/Aa2        4.15%       WAC (14)      Total      6-Mo LIBOR     Crossed Subordinate
                                                                      Portfolio
-----------------------------------------------------------------------------------------------------------------------
 B-2     All    $  8,820,700     A/A2         2.80%       WAC (14)      Total      6-Mo LIBOR     Crossed Subordinate
                                                                      Portfolio
-----------------------------------------------------------------------------------------------------------------------
 B-3     All    $  6,533,900   BBB/Baa2       1.80%       WAC (14)      Total      6-Mo LIBOR     Crossed Subordinate
                                                                      Portfolio
-----------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) For every Distribution Date on or prior to the October 2007, the Class I-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans minus 0.688%. After the Distribution Date in October 2007, the Class I-A-1 Certificates will have a certificate interest rate equal to the weighted average Pass-Through Rate of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.887%.

(4) Up to and including the Distribution Date in October 2007, the Class I-X-1 Certificates will bear interest at a fixed rate (the Certificate Interest
     Rate) equal to 0.688% per annum based on a notional balance equal to the Class I-A current principal balance. After the Distribution Date in October 2007, the Class I-X-1 will not bear any interest.

(5) The I-A-2 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.575%.

(6) On or prior to the Distribution Date in October 2007, the Class I-A-3 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 1.974% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-3 Certificate Interest Rate will be a variable rate

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

     equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Accrual Period for the Class I-A-3 Certificates will be the period from and including the preceding Distribution Date (or from the closing date for the December 25, 2002 distribution) to and including the day prior to the current Distribution Date.

(7) On or prior to the Distribution Date in October 2007, the Class I-A-4 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 3.190% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-4 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans.

(8) On or prior to the Distribution Date in October 2007, the Class I-A-5 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 3.466% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-5 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rate of the Group I Mortgage Loans.

(9) On or prior to the Distribution Date in October 2007, the Class I-A-6 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 4.081% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-6 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans.

(10) On or prior to the Distribution Date in October 2007, the Class I-A-7 Certificates will bear interest at a rate (the Certificate Interest Rate) equal to the lesser of (a) 4.875% and (b) the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. After the Distribution Date in October 2007, the Class I-A-7 Certificate Interest Rate will be a variable rate equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans.

(11) The Class I-X-2 Certificates will consist of five components; Component I-X-3, Component I-X-4, Component I-X-5, Component I-X-6 and Component I-X-7. The components of the Class I-X-2 Certificates are not separately transferable and will accrue interest as follows:

          o Component I-X-3 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-3 Certificate Interest Rate based on a notional balance equal to the Class I-A-3 current principal amount. After the Distribution Date in October 2007, the Component I-X-3 will not bear any interest.

          o Component I-X-4 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-4 Certificate Interest Rate based on a notional balance equal to the Class I-A-4 current principal amount. After the Distribution Date in October 2007, the Component I-X-4 will not bear any interest.

          o Component I-X-5 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-5 Certificate Interest Rate based on a notional balance equal to the Class I-A-5 current principal amount. After the Distribution Date in October 2007, the Component I-X-5 will not bear any interest.

          o Component I-X-6 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-6 Certificate Interest Rate amount based on a notional balance equal to the Class I-A-6 current principal amount. After the Distribution Date in October 2007, the Component I-X-6 will not bear any interest.

          o Component I-X-7 will bear interest, up to and including the Distribution Date in October 2007, at a variable rate equal to the greater of (i) zero and (ii) the weighted average Pass-Through Rate of the Group I Mortgage Loans over the Class I-A-7 Certificate Interest Rate amount based on a notional balance equal to the Class I-A-7 current principal amount. After the Distribution Date in October 2007, the Component I-X-7 will not bear any interest.

(12) For every Distribution Date on or prior to the October 2005, the Class II-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 1.248%. After the Distribution Date in October 2005, the Class II-A-1 Certificates will have a certificate interest rate equal to the Weighted Average Pass-Through Rate of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 3.990%.

(13) Up to and including the Distribution Date in October 2005, the Class II-X Certificates will bear interest at a fixed rate (the Certificate Interest
     Rate) equal to 1.248% per annum based on a notional balance equal to the Class II-A current principal balance. After the Distribution Date in October 2005, the Class II-X will not bear any interest.

(14) The Class M-1 and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Class of Senior Certificates. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.482%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities
                                    Corp.

Trustee:                            State Street Bank and Trust Company

Mortgage Loan Originator:           All of the Mortgage Loans were originated
                                    or acquired by GreenPoint Mortgage
                                    Funding, Inc.

Cut-off Date:                       November 1, 2002

Closing Date:                       November 27, 2002

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing December 26, 2002

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will
                                    be issued in book-entry form through DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:               The Master Servicer is obligated
                                    to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Interest Accrual Period:            The interest accrual period for the
                                    Class I-A-3 Certificates for a given
                                    Distribution Date will be the period
                                    beginning with the previous Distribution
                                    Date (or, in the case of the first
                                    Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).
                                    On the Closing Date, the Class I-A-3
                                    Certificates settle flat.

                                    The interest accrual period on the Class
                                    I-A-1, I-A-2, I-A-4,I-A-5, I-A-6,
                                    I-A-7,I-X-1, I-X-2, II-A-1, II-X-1, R
                                    and B Certificates for a given
                                    Distribution Date will be the calendar
                                    month preceding the month in which such
                                    Distribution Date occurs (on a 30/360
                                    basis). On the Closing Date, the price
                                    to be paid by investors for the Class
                                    I-A-1, I-A-2, I-A-4, I-A-5, I-A-6,
                                    I-A-7, I-X-1, I-X-2, II-A-1, II-X-1, R
                                    and B Certificates will include accrued
                                    interest from the Cut-off Date up to,
                                    but not including, the Closing Date (26
                                    days).

Compensating Interest:              On each Distribution Date, the Master
                                    Servicer is obligated to remit an amount equal to the lesser of (1)any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal amounts, which will provide credit support to the related Offered
                                    Certificates, but are not offered
                                    hereby.

                                    Certificate   Orig. Balance   PT Rate
                                    -----------   -------------   --------------------
                                     Class B-4     $6,891,300     WAC (see footnote 14)
                                     Class B-5     $2,192,700     WAC (see footnote 14)
                                     Class B-6     $2,192,763     WAC (see footnote 14)

Collateral Description:             As of November 1, 2002, the
                                    aggregate principal balance of the
                                    Mortgage Loans described herein is
                                    approximately $626 million. The Mortgage
                                    Loans are conventional, adjustable rate
                                    Six-Month LIBOR indexed Mortgage Loans
                                    with initial rate adjustments occurring
                                    either three or five years after the date of origination ("Hybrid ARMs"). The
                                    Mortgage Loans are secured by first
                                    liens on one- to four- family residential properties.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                    Each Mortgage Loan is fully amortizing
                                    over its original term (generally
                                    30-years) other than approximately 65.5% of the mortgage pool (by principal balance) that allow for payments of interest only for a term equal to the initial fixed period of the Mortgage Loan. After such interest only period, the principal balance of such Mortgage Loan will fully amortize over its remaining term.

                                    Approximately 11.3% of the Mortgage
                                    Loans incur a penalty for any prepayments during the first 36 months after origination in excess of 20% of the initial principal balance of the
                                    Mortgage Loan. All penalties collected
                                    will be retained by the Servicer as
                                    additional servicing compensation.

                                    Below are the approximate assumed
                                    general characteristics of the Mortgage
                                    Loans as of November 1, 2002:

-----------------------------------------------------------------------------------------------
                        % of   Gross    Net     WAM    Gross     Net     Rate     Max     Roll
MLG      Loan Type      Pool    WAC     WAC    (mos)   Margin   Margin   Caps     Rate    (mos)
-----------------------------------------------------------------------------------------------
I       5/6-mo LIBOR   72.41%  5.975%  5.575%   359    2.268%   1.868%   5/1/5   10.975%   59
-----------------------------------------------------------------------------------------------
II      3/6-mo LIBOR   27.59%  5.638%  5.238%   359    2.262%   1.862%   5/1/6   11.637%   35
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Total                  100.0%  5.882%  5.482%   359    2.266%   1.866%           11.157%   52
-----------------------------------------------------------------------------------------------

                                    See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the November 1, 2002. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments.
                                    Consequently, the initial principal
                                    balance of any of the Offered
                                    Certificates on the Closing Date is
                                    subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:             The Mortgage Loans were underwritten
                                    to the guidelines of the Originator which have been approved by the Depositor.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Credit Enhancement:                 Credit Enhancement for the Certificates
                                    will be provided by a senior/subordinate shifting interest structure. The Class B
                                    Certificates are cross-collateralized
                                    (along with the Class M-1 Certificates)
                                    and provide credit enhancement for the
                                    Class I-A, Class II-A Certificates and
                                    Class M Certificates. In addition, the
                                    Class M-1 Certificates provide additional credit enhancement for the Class I-A and Class II-A Certificates.

Cash-Flow Description:              Distributions on the Certificates will be
                                    made on the 25th day of each month (or
                                    next business day). The payments to the
                                    Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                         1.   Payment of interest to the
                                              holders of the Class I-A-1,
                                              I-X-1, I-A-2, I-A-3,
                                              I-A-4, I-A-5, I-A-6, I-A-7,
                                              I-X-2, II-A-1 and II-X-1
                                              Certificates at a rate equal to
                                              their respective Certificate
                                              Interest Rates (as described
                                              on the cover page hereof);

                                         2.   Payment of principal to the
                                              holders of the Class I-A-1,
                                              I-A-2, I-A-3, I-A-4, I-A-5,
                                              I-A-6, I-A-7 and II-A-1
                                              Certificates in an amount
                                              equal to their respective
                                              Group's Senior Principal
                                              Distribution Amount;

                                         3.   Further, the amount of the
                                              Group I Senior Optimal
                                              Principal Amount allocable to
                                              the Class I-A-3, I-A-4, I-A-5,
                                              I-A-6 and I-A-7
                                              Certificates will be allocated
                                              in the following priority:

                                              o    First, to the Class I-A-3
                                                   until such class'
                                                   principal balance has
                                                   been reduced to zero;

                                              o    Then, to the Class I-A-4
                                                   until such class'
                                                   principal balance is
                                                   reduced to zero;

                                              o    Then, to the Class I-A-5
                                                   until such class'
                                                   principal balance is
                                                   reduced to zero;

                                              o    Then, to the Class I-A-6
                                                   until such class'
                                                   principal balance is
                                                   reduced to zero;

                                              o    Finally, to the Class
                                                   I-A-7 until such class'
                                                   principal balance is
                                                   reduced to zero.

                                         4.   Payment of interest and
                                              principal sequentially to the
                                              Mezzanine and then to the
                                              Subordinate Certificates in
                                              order of their numerical class
                                              designations, beginning with
                                              the Class M-1 and Class B-1,
                                              so that each Mezzanine and
                                              Subordinate Class shall
                                              receive (a) interest at the
                                              weighted average of the
                                              Certificate Interest Rates of
                                              all Senior Certificates
                                              (weighted as described in Note
                                              14 to the table on Page 2),
                                              and (b) principal in an

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 7

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                              amount equal to such class'
                                              pro rata share of the
                                              Subordinate Principal
                                              Distribution Amount.

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                                    The Subordinate Principal Distribution
                                    Amount for each Distribution Date will
                                    generally be comprised of the pro rata
                                    share for the Mezzanine and Subordinate
                                    classes of scheduled principal due with
                                    respect to such Distribution Date and
                                    the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Shifting Interest:                  The Senior Certificates will be entitled
                                    to receive 100% of the prepayments on
                                    the Mortgage Loans up to and including
                                    October 2009. The Senior Prepayment
                                    Percentage can be reduced to the Senior
                                    Percentage plus 70%, 60%, 40%, 20% and
                                    0% of the Subordinate Percentage (which
                                    includes the Mezzanine Percentage) over
                                    the next five years provided that (i)
                                    the principal balance of the Mortgage
                                    Loans 60 days or more delinquent,
                                    averaged over the last 6 months, as a
                                    percentage of the then current principal balance of the Mezzanine and Subordinate
                                    Certificates does not exceed 50% and
                                    (ii) cumulative realized losses for the
                                    Mortgage Loans allocated to the
                                    Mezzanine and Subordinate Certificates
                                    do not exceed 30%, 35%, 40%, 45% or 50%
                                    of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, for each test date.

                                    Notwithstanding the foregoing, if after
                                    3 years the current Subordinate
                                    Percentage is equal to two times the
                                    initial Subordinate Percentage and (i)
                                    the principal balance of the Mortgage
                                    Loans 60 days or more delinquent,
                                    averaged over the last 6 months, as a
                                    percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and
                                    (ii) cumulative realized losses for the
                                    Mortgage Loans do not exceed a) on or
                                    prior to October 2005 20% of the
                                    aggregate principal balance of the
                                    Mezzanine and Subordinate Certificates
                                    as of the Closing Date or b) after
                                    October 2005 30% of the aggregate
                                    principal balance of the Mezzanine and
                                    Subordinate Certificates as of the
                                    Closing Date, then prepayments will be
                                    allocated on a pro rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 8

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency
                                    and loss tests are met, then 50% of the
                                    subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans
                                    will be allocated to the most junior
                                    class of Certificates outstanding
                                    beginning with the Class B-6
                                    Certificates, until the Certificate
                                    Principal Balance of each Subordinate
                                    Class has been reduced to zero. After
                                    the Class B Certificates have been
                                    reduced to zero, Realized Losses on the
                                    Mortgage Loans will be allocated to the
                                    Class M-1 Certificates. Thereafter,
                                    Realized Losses on the Group I Mortgage
                                    Loans will be allocated to the Class I-A
                                    Certificates and Realized Losses on
                                    the Group II Mortgage Loans will be
                                    allocated to the Class II-A
                                    Certificates, each on a pro rata basis.

                                    Excess losses (bankruptcy, special
                                    hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976    November 22, 2002
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 9

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.